United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023 (July 11, 2023)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, Suite 705

Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share, included as part of the units	NCAC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2023, Newcourt Acquisition Corp (the “Company”) held an extraordinary general meeting of shareholders (the “EGM”) for the purpose of considering and voting on the Extension Amendment, the Redemption Limitation Amendment and the Trust Agreement Amendment (each as defined below) and, if presented, the proposal to adjourn the EGM to a later date.

Trust Agreement Amendment

At the EGM, the shareholders of the Company approved the amendment to the Company’s investment management trust agreement, dated as of October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement Amendment”). Pursuant to the Trust Agreement Amendment, the Company will deposit into the Company’s trust account (the “Trust Account”), for each one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each public share outstanding after giving effect to the redemption.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Trust Agreement Amendment, Newcourt SPAC Sponsor LLC (the “Sponsor”) has agreed to make available to the Company an aggregate amount of up to $750,000, pursuant to a promissory note in favor of the Sponsor (the “July 2023 Note”). The July 2023 Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination (the “Maturity Date”). At the Maturity Date, by providing written notice to the Company, the Sponsor may elect to convert any portion or all of the amount outstanding under the July 2023 Note, up to a maximum of $1,000,000, into securities of the Company. The issuance of the July 2023 Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the July 2023 Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Extension Amendment

At the EGM, the shareholders of the Company also approved an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must consummate an initial business combination for six (6) months from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our IPO).

Redemption Limitation Amendment

At the EGM, the shareholders of the Company also approved an amendment (the “Redemption Limitation Amendment”) to the Charter to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

Under Cayman Islands law, the Extension Amendment and the Redemption Limitation Amendment took effect upon approval by the shareholders. The Company plans to file the amendment to the Charter with the Cayman Islands General Registry within 15 days of the EGM.

The foregoing descriptions of the Extension Amendment and Redemption Limitation Amendment are qualified in their entirety by reference to the amendment to the Charter, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 11, 2023, the Company held the EGM for the purposes of considering and voting upon the Extension Amendment, the Redemption Limitation Amendment the Trust Agreement Amendment and, if presented, the proposal to adjourn the EGM to a later date. As of the record date of June 20, 2023, there were a total of 9,177,532 ordinary shares, including 2,642,532 Class A ordinary shares and 6,535,000 Class B ordinary shares, issued and outstanding and entitled to vote at the EGM. There were 8,431,801 ordinary shares present at the EGM in person or represented by proxy, or approximately 91.87% of the total shares issued and outstanding and entitled to vote at the EGM, representing a quorum.

The Extension Amendment was approved by a special resolution of the Company’s shareholders, and received the following votes:

For	Against	Abstain
8,431,799	2	0

The Redemption Limitation Amendment was approved by a special resolution of the Company’s shareholders, and received the following votes:

For	Against	Abstain
8,431,799	2	0

The Trust Agreement Amendment was approved by the affirmative vote of at least 65% of the Company’s outstanding Class A ordinary shares and Class B ordinary shares, and received the following votes:

For	Against	Abstain
8,431,799	2	0

The adjournment proposal was not presented to the shareholders because there were sufficient votes to approve the Extension Amendment and the Trust Agreement Amendment.

In connection with the EGM, shareholders holding 389,511 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $4.3 million (approximately $11.07 per public share) will be removed from the Trust Account to pay such holders and approximately $12.3 million will remain in the Trust Account. Following redemptions, the Company will have 1,113,021 public shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to the Investment Management Trust Agreement, dated July 11, 2023
10.2	Promissory Note, dated July 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCOURT ACQUISITION CORP

By:	/s/ Marc Balkin
Name: Marc Balkin
Title: Chief Executive Officer

Dated: July 13, 2023